                                                                  Exhibit 10.21


                           VOLUNTARY POOLING AGREEMENT


THIS AGREEMENT DATED FOR REFERENCE THE 18th DAY OF APRIL, 1997.

BETWEEN:

          BENZ EQUITIES LTD., a Yukon company having an office at 1305-1090 West Georgia Street;

          (the "Issuer")

AND:

          C.M. OLIVER & COMPANY LIMITED 2nd Floor, 750 West
          Georgia Street, Vancouver, B.C.;

          (the "Agent")

AND:

          THE UNDERSIGNED SECURITYHOLDERS of BENZ EQUITIES LTD.,

          (the "Pooled Securityholders")

AND.


          MONTREAL TRUST COMPANY OF CANADA, having an office at
          510 Burrard Street, Vancouver, British Colombia, V6C 3B9;

          (the "Trustee")

WHEREAS the Pooled Securityholders are the legal and beneficial owners of certain common shares of the Issuer presently owned by them or to be acquired by them upon exercise of special warrants, and are desirous of placing in a pool the number of shares set opposite their names in Schedule "A" hereto attached (the "Shares"), upon and subject to the terms and conditions hereinafter more particularly set out;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and in consideration of the sum of Ten Dollars ($10) now paid by the parties hereto, each to the other, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the mutual covenants and conditions hereinafter contained, the parties hereto agree (the "Agreement") as follows:

1.  In this Agreement:

    (a) "Agency Agreement" means the agreement dated March 5, 1997 whereby the Issuer appointed C.M. Oliver & Company Limited as its agent to offer 1,910,000 special warrants;

    (b) "Closing Date" means the date of the final closing of the private placement of special warrants offered pursuant to the Agency Agreement;

    (c) "Market Price" means at any date the weighted average price at which the Issuer's common shares have traded during 20 trading days at a daily volume of not less than 50,000 shares during a period of 30 consecutive trading days ending on the fifth trading day before such date, on the Vancouver Stock Exchange, or if the Issuer's common shares are listed on the Toronto Stock Exchange, then on the Toronto Stock-Exchange. The weighted average price per share shall be determined by dividing the aggregate sale price of all such shares sold on the applicable exchange during the 20 trading days by the total number of shares sold; and

    (d) "Offering Price" means the price at which the special warrants of the Issuer are sold pursuant to the Agency Agreement-,

2. The Pooled Securityholders hereby severally agree each with the other and with the Trustee that they will respectively deliver or cause to be delivered to the Trustee certificates for their securities of the Issuer as set out in the said Schedule "A" to be held by the Trustee and released pro rata to the Pooled Securityholders, subject to paragraphs 3 and 5, on the basis set forth in Schedule "B".

3. With respect to those securities pooled hereunder which are convertible or exercisable for shares of the Company (the "Convertible Securities"), the Trustee is hereby authorized to release from pool any of such Convertible Securities against delivery, for deposit hereunder, of the common shares of the Company issued upon the conversion or exercise of the released Convertible Securities.

4. Prentis B. Tomlinson, Jr. ("Tomlinson") confirms that 2,400,000 of the shares and of the warrants which are being deposited hereunder by Boone Petroleum Inc. ("Boone") and DNG Capital Corp. ("DNG") are subject to option to Tomlinson until October 31, 1998 and will remain in pool after exercise of all or any portion of such option by him until release on the basis of the schedule set forth in Schedule "B". In the event of exercise of all or a portion of the option by Tomlinson, written notice of such exercise will be delivered to the Trustee by Boone, DNG and Tomlinson together with an amended Schedule "B".

5. If at any time prior to three years after the Closing Date, the Market Price of the Issuer's Shares equals at least twice the Offering Price (a "Triggering Event"), the release schedule in paragraph 2 will be accelerated by one year. After the first acceleration of the release schedule, a Triggering Event for any further one year accelerations will be the Market Price equalling at least twice the Market Price on which the previous acceleration was based. The Trustee will be provided with written notification from the Company and the Agent of any Triggering Event.

6. Each of the Pooled Securityholders are entitled to a letter or receipt from the Trustee stating the number of Shares represented by certificates held for him by the Trustee subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

7. Except with the written consent of the Agent and the Company:

   (a) the Pooled Securityholders will not sell, deal in, assign, or transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the Shares or beneficial ownership of or any interest in them; and

   (b) the Trustee shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal and beneficial ownership or of interest in the Shares, except as may be required by reason of the death or bankruptcy of any one or more of the Pooled Securityholders, subject to this Agreement for whatever person or persons, firm or corporation may thus become legally entitled thereto.

8. This Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their heirs, executors, administrators, successors and permitted assigns.

9. This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

10. The parties hereto agree that in consideration of the Trustee agreeing to act as Trustee as aforesaid, the Pooled Securityholders do hereby covenant and agree from time to time and at all times hereinafter well and truly to save, defend, and keep harmless and fully indemnify the Trustee, its successors and assigns, from and against all loss, costs, charges, damages and expenses which the Trustee, its successors or assigns, may at any time or times hereafter bear, sustain. suffer or be put to for or by reason or on account of its acting as Trustee pursuant to this Agreement.

11. It is further agreed by and between the parties hereto and, without restricting the foregoing indemnity, that in case proceedings should hereafter be taken in any Court respecting the shares hereby pooled, the Trustee shall not be obliged to defend any such action or submit its rights to the Court until it shall have been indemnified by other good and sufficient security in addition to the indemnity hereinbefore given against costs of such proceedings.

12. It is further agreed by and between the parties hereto that this Agreement shall be construed in accordance with the laws of the Province of British Columbia. The parties hereby attorn to the jurisdiction of the courts of competent jurisdiction of the Province of British Columbia.

IN WITNESS WHEREOF the Pooled Securityholders and the Trustee have executed the presents as from the day and year first above written.

THE CORPORATE SEAL of BENZ                   )
EQUITIES LTD. was hereunto affixed in the    )
presence of:                                 )
                                             )
            /s/ Nick DeMare                  )                        c/s
-----------------------------------------    )
                                             )
-----------------------------------------    )


C.M. OLIVER & COMPANY LIMITED

Per:

           /s/ C. N. O'Brian
-----------------------------------------

THE CORPORATE SEAL of MONTREAL                  )
TRUST COMPANY OF CANADA was                     )
hereunto affixed in the presence of:            )
                                                )                     c/s
         /s/ [ILLEGIBLE]                        )
------------------------------------            )
                                                )
         /s/ [ILLEGIBLE]                        )
------------------------------------            )


THE CORPORATE SEAL of TEXSTAR                   )
PETROLEUM, L.L.C. was hereunto affixed          )
in the presence of:                             )
                                                )                     c/s
                                                )
------------------------------------            )
                                                )
                                                )
------------------------------------            )


THE CORPORTE SEAL of CALIBRE                    )
ENERGY, L.L.C. was hereunto affixed             )
in the presence of:                             )
                                                )                     c/s
                                                )
------------------------------------            )
                                                )
                                                )
------------------------------------            )


THE CORPORATE SEAL of BOONE                     )
PETROLEUM INC. was hereunto affixed             )
in the presence of:                             )
                                                )                     c/s
                                                )
------------------------------------            )
                                                )
                                                )
------------------------------------            )


THE CORPORATE SEAL of DNG                       )
CAPITAL CORP. was hereunto affixed              )
in the presence of:                             )
                                                )                     c/s
                                                )
------------------------------------            )
                                                )
                                                )
------------------------------------            )

SIGNED, SEALED & DELIVERED           )
by PRENTIS B. TOMLINSON, JR.         )
in the presence of:                  )
                                     )
       /s/ Nick DeMare               )      /s/ Prentis B. Tomlinson, Jr.
----------------------------------   )    ---------------------------------
Signature of Witness                 )    PRENTIS B. TOMLINSON, JR.
                                     )
Name of Witness:     Nick Demare     )
                 -----------------   )
                                     )
Address of Witness:                  )
                    --------------   )
                                     )
----------------------------------   )
                                     )
Occupation of Witness:     CA        )
                     -------------   )


SIGNED, SEALED & DELIVERED           )
by TODD GRABOIS in the presence of:  )
                                     )
        /s/ Lynn Ganey               )             /s/ Todd Grabois
----------------------------------   )    ---------------------------------
Signature of Witness                 )    TODD GRABOIS
                                     )
Name of Witness:     Lynn Ganey      )
                ------------------   )
                                     )
----------------------------------   )
                                     )
Occupation of Witness:               )
                      ------------   )

SIGNED, SEALED & DELIVERED           )
by PRENTIS TOMLINSON, TRUSTEE        )
OF THE SLATTERY TRUST in the         )
presence of:                         )
                                     )
        /s/ Nick DeMare              )          /s/ Prentis Tomlinson
----------------------------------   )    ---------------------------------
Signature of Witness                 )    TRUSTEE OF THE SLATTERY TRUST
                                     )
Name of Witness:    Nick Demare      )
                ------------------   )
                                     )
Address of Witness:                  )
                   ---------------   )
                                     )
Occupation of Witness:     CA        )
                      ------------   )


SIGNED, SEALED & DELIVERED
by PRENTIS TOMLINSON, TRUSTEE
OF THE RUSTON TRUST in the presence
of:

        /s/ Nick DeMare              )          /s/ Prentis Tomlinson
----------------------------------   )    ---------------------------------
Signature of Witness                 )    TRUSTEE OF THE RUSTON TRUST
                                     )
Name of Witness:    Nick DeMare      )
                ------------------   )
                                     )
Address of witness:                  )
                   ---------------   )
                                     )
----------------------------------   )
                                     )
Occupation of Witness:     CA        )
                      ------------   )

SIGNED, SEALED & DELIVERED
by PRENTIS TOMLINSON, TRUSTEE
OF THE HOUSTON TRUST in the
presence of:

        /s/ Nick DeMare              )          /s/ Prentis Tomlinson
----------------------------------   )    ---------------------------------
Signature of Witness                 )    TRUSTEE OF THE HOUSTON TRUST
                                     )
Name of Witness:    Nick DeMare      )
                ------------------   )
                                     )
Address of Witness:                  )
                   ---------------   )
                                     )
----------------------------------   )
                                     )
Occupation of Witness:     CA        )
                      ------------   )


SIGNED, SEALED & DELIVERED
by HEATHER TOMLINSON, TRUSTEE
OF THE STARBUCKS TRUST in the
presence of.

        /s/ Lynn Ganey               )          /s/ Heather Tomlinson
----------------------------------   )    ---------------------------------
Signature of Witness                 )    TRUSTEE OF THE STARBUCKS TRUST
                                     )
Name of Witness:     Lynn Ganey      )
                ------------------   )
                                     )
Address of Witness:                  )
                   ---------------   )
                                     )
----------------------------------   )
                                     )
Occupation of Witness:               )
                      ------------   )

SIGNED, SEALED & PELIVERED            )
by ROBERT NOVAK in the presence of:   )
                                      )
        /s/ Lynn Ganey                )           /s/ Robert Novak
-----------------------------------   )   ---------------------------------
Signature of Witness                  )   ROBERT NOVAK
                                      )
Name of Witness:     Lynn Ganey       )
                -------------------   )
                                      )
Address of Witness:                   )
                   ----------------   )
                                      )
-----------------------------------   )
                                      )
Occupation of Witness:                )
                      -------------   )
                                      )

                                  SCHEDULE"A"

FULL NAME AND ADDRESS                        NUMBER OF                      SIGNATURE OF
OF SECURITYHOLDER                            SECURITIES                    SECURITYHOLDER
---------------------                     ----------------         -----------------------------


Texstar Petroleum, L.L.C.                          361,304         Texstar Petroleum, L.L.C.
1000 Louisiana, Ste 5500                            shares         Per:
Houston, Texas 77002                                               /s/ Prentis B. Tomlinson, Jr.
                                                                   -----------------------------
                                                                   Prentis B. Tomlinson, Jr.

Calibre Energy, L.L.C.                          331,193(1)         Calibre Energy, L.L.C.
1000 Louisiana, Ste 3900                  special warrants         Per:
Houston, Texas 77002                                               /s/ Prentis B. Tomlinson, Jr.
                                                                   -----------------------------
                                                                   Prentis B. Tomlinson, Jr.

Boone Petroleum Inc.                       3,200,000(2)(3)         Boone Petroleum Inc.
1305-1090 West Georgia                     shares/warrants         Per:
Vancouver, B.C. V6E 3V7                                            /s/ Donald Busby
                                                                   -----------------------------
                                                                   Donald Busby

DNG Capital Corp.                            800,000(4)(5)         DNG Capital Corp.
1305-1090 West Georgia                     shares/warrants         Per:
Vancouver, B.C. V6E 3V7                                            /s/ Nick Demare
                                                                   -----------------------------
                                                                   Nick DeMare

Todd Grabois                                       267,750
9919 Ashridge Park,                                 shares
Spring, Texas 77379                                                /s/ Todd Grabois
                                                                   -----------------------------
                                                                   Todd Grabois

Slattery Trust                                   4,972,500         Trustee of the Slattery Trust
P.O. Box 61268                                      shares         /s/ Prentis B. Tomlinson, Jr.
Houston, Texas 77208-1268                                          -----------------------------
                                                                   Prentis B. Tomlinson, Jr.

Ruston Trust                                       765,000         Trustee of the Ruston Trust
P.O. Box 61268                                      shares         /s/ Prentis B. Tomlinson, Jr.
Houston, Texas 77208-1268                                          -----------------------------
                                                                   Prentis B. Tomlinson, Jr.




Houston Trust                                      765,000         Trustee of the Houston Trust
P.O. Box 61268                                      shares         /s/ Prentis B. Tomlinson, Jr.
Houston, Texas 77208-1268                                          -----------------------------
                                                                   Prentis B. Tomlinson, Jr.

Starbucks Trust                                    765,000         Trustee of the Starbucks Trust
P.O. Box 61268                                     shares          /s/ Heather Tomlinson
Houston, Texas 77208-1268                                          -----------------------------
                                                                   Heather Tomlinson

Robert Novak                                       114,750
6326 Willgus Trail                                  shares         /s/ Robert Novak
Lane, Texas 77066                               ----------         -----------------------------
                                                                   Robert Novak

TOTAL:                                          12,342,497
                                                ----------
                                                ----------


--------------------
(1) Convertible into 331,193 shares on the earlier of the 5th business day following receipt of the Company's prospectus qualifying the securities issuable on exercise of the special warrants and February 11, 1998.

(2) Comprised of 1,600,000 shares and 1,600,000 warrants exercisable for 1,600,000 shares on or before July 29, 1998.

(3) 1,600,000 shares and 300,000 warrants exercisable for 300,000 shares on or before July 29, 1998 are subject to option to Prentis Tomlinson, Jr. as per paragraph 4 of the Voluntary Pooling Agreement.

(4) Comprised of 400,000 shares and 400,000 warrants exercisable for 400,000 shares on or before July 29, 1998.

(5) 400,000 shares and 100,000 warrants exercisable for 100,000 shares on or before July 29, 1998 are subject to option to Prentis Tomlinson, Jr. as per paragraph 4 of the Voluntary Pooling Agreement.

                                 SCHEDULE"B"

                                                                 RELEASE DATES(1)
                                        ----------------------------------------------------------------
  NAME OF SECURITYHOLDER                APRIL 18,1998             APRIL 18,1999           APRIL 18, 2000
--------------------------              -------------             -------------           --------------


Texstar Petroleum, L.L.C.                           0                         0                  361,304

Calibre Energy, L.L.C.                         99,224                    99,224                  132,745

Boone Petroleum Inc.(2)                       390,000                   390,000                  520,000

Boone Petroleum Inc.(2)(3)                    570,000                   570,000                  760,000

DNG Capital Corp.(2)                           90,000                    90,000                  120,000

DNG Capital Corp.(2)(3)                       150,000                   150,000                  200,000

Todd Grabois                                   80,325                    80,325                  107,100

Slattery Trust                                723,779                 1,975,725                2,272,996

Ruston Trust                                  229,500                   229,500                  306,000

Houston Trust                                 229,500                   229,500                  306,000

Starbucks Trust                               229,500                   229,500                  306,000

Robert Novak                                   34,425                    34,425                   45,900
                                        -------------             -------------           --------------
TOTAL                                       2,826,253                 4,078,199                5,438,045
                                        -------------             -------------           --------------
                                        -------------             -------------           --------------


--------------------
(1) Subject to acceleration pursuant to paragraph 5 of the Voluntary Pooling Agreement.

(2) All shares pooled by this securityholder to be released prior to release of any warrants.

(3) Subject to option to Prentis Tomlinson, Jr. as per paragraph 4 of this Voluntary Pooling Agreement.